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                                                                   Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated December 19, 1997, appearing on page F-1 of College Television Network, Inc.'s Annual Report on Form 10-KSB for the year ended October 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP

Atlanta, Georgia
July 21, 1998